***CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) IS OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.3
Amendment No. 6 to
Master Services Agreement

The Master Services Agreement, dated as of December 31, 2018, between Juniper Networks, Inc. (“Customer”) and International Business Machines Corporation (“Provider”), as previously modified by Change Orders (the “Agreement”), is hereby amended as set forth in this amendment (“Amendment No. 6”), effective as of March 1, 2021 (the “Amendment Effective Date”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.
For good and valuable consideration, the receipt and sufficiency of which consideration is acknowledged, Customer and Provider hereby agree as follows as of the Amendment Effective Date:
1.GENERAL
a.Customer has requested that Provider perform special support to Customer’s Federal Sales team. Customer is proposing a change in ticket routing so that Provider’s US based support staff will handle tickets for Customer’s Federal Sales staff that require sensitive information to be stored on their end user devices;

b.The Federal Sales support Services may not be terminated for a period of [***] months from the effective date of Amendment No.6;

c.This Amendment No.6 also updates IBM Juniper LSAs - Exhibit 2 - Fees for Local Services by Country 12.16.2020 to correct certain cells that were hard coded with numbers and should have included a formula calculation; and

d.The Parties have determined the following:

2.CHANGES TO STATEMENT OF WORK FOR END USERS SERVICES #2
a.Exhibit A (Service Description) is modified by adding a new Section 5. Federal Sales Team Support as follows:

“Section 5. Federal Sales Team Support

Federal Sales Team Support include services to raise the priority for specific type of tickets (e.g., network connectivity, printer setup) that support a Juniper staff member on site at a customer location (e.g., a Resident Engineer or a Professional Services staff member beginning a project). The IBM US based support staff [***]. Federal Sales Team Support [***].
Table 5: Federal Sales Team Support
[***]

b.Exhibit A (Services Description) to Statement of Work for End User Services #2 to the Agreement is deleted in its entirety and replaced with the attached amended Exhibit A (Services Descriptions) to Statement of Work for End User Services #2, Version 2, dated 2.26.2021.

4.CHANGES TO IBM JUNIPER LSAs – EXHIBIT 2 – FEES FOR LOCAL SERVICES BY COUNTRY
a.IBM Juniper LSAs - Exhibit 2 - Fees for Local Services by Country 12.16.2020 is deleted in its entirety and replaced with the attached amended IBM Juniper LSAs - Exhibit 2 - Fees for Local Services by Country 2.1.2021.

5.GENERAL
a.The Agreement, as amended by this Amendment No. 6 sets forth the entire agreement and understanding of the Parties with respect to the matters set forth herein and therein, and supersedes all prior negotiations, agreements, arrangements, and undertakings with respect to the matters set forth herein and therein.  No representations, warranties, or inducements have been made to any Party concerning the matters set forth in this Agreement, as amended by this Amendment No. 6, other than the representations, warranties, and covenants contained and memorialized in the Agreement, as amended by this Amendment No.6.

b.In the event of a conflict or inconsistency between the terms of this Amendment No. 6 and those in the Agreement, the terms of this Amendment No. 6 shall control and govern.

6.LIST OF AMENDMENT NO. 6 ATTACHMENTS
The following documents are attached to, and form a part of, this Amendment No. 6 and the Agreement:

AMENDMENT NO.6

a.Exhibit A (Services Descriptions) to Statement of Work for End User Services #2, Version 2, dated 2.26.2021.

b.IBM Juniper LSAs - Exhibit 2 - Fees for Local Services by Country 2.1.2021.

Except for the modifications set forth above, all of the other terms and conditions of the Agreement (including its Schedules and Exhibits) remain in full force and effect. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AMENDMENT NO. 6 AND AGREES TO BE BOUND BY THE TERMS HEREOF.

AMENDMENT NO.6

IN WITNESS WHEREOF, Customer and Provider each has caused this Amendment No. 6 to the Agreement to be signed and delivered by its duly authorized officer.

JUNIPER NETWORKS, INC. Signed:/s/ Tony Holzhey Name (print)Tony Holzhey Title: IT Senior Director, End User Services Date: 2021-03-09	INTERNATIONAL BUSINESS MACHINES CORPORATION Signed: /s/ Scott Anderson Name (print): Scott Anderson Title: IBM Client Project Executive Date:2021-03-10

Signature Page to Amendment No. 6
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